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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 21, 1998

                              THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)



  British Columbia, Canada               0-1842                      98-0121376
----------------------------       ----------------       ---------------------------------
(State or other jurisdiction       (Commission File       (IRS Employer Identification No.)
       incorporation)                   Number)
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     4126 Norland Avenue, Burnaby, British Columbia        V5G 3S8
     --------------------------------------------------------------
        (Address of principal executive offices)          (zip code)



Registrant's telephone number, including area code      604-299-9321
                                                        ------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                                      Exhibit Index is on page 3
                                                                     Page 1 of 5


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ITEM 5.   OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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
          Exhibit No.         Description
          -----------         -----------
          Exhibit 99          The Loewen Group Inc. Press Release dated July 21, 1998
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 1998

                              THE LOEWEN GROUP INC.



                              By:  /s/ BRADLEY D. STAM
                                 -------------------------------
                              Name: Bradley D. Stam
                              Title: Senior Vice President, Law


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                                  EXHIBIT INDEX



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
                                                       Sequential
Number    Exhibit                                      Page Number
------    -------                                      -----------
99        The Loewen Group Inc.                                  4
          Press Release dated July 21, 1998
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